UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 13, 2015

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On Thursday, May 15, 2014, Forward Industries, Inc. (the “Company”) issued a press release announcing its results of operations for the three and six month periods ended March 31, 2014, a copy of which release is attached hereto as Exhibit 99.1.

More complete information relating to the Company’s results of operations and financial condition for such periods is contained in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 15, 2014.

The foregoing description is qualified in its entirety by reference to the above-referenced press release, which is incorporated herein by reference, and the above-referenced Form 10-Q.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, the Company adopted a 2014 Compensation Plan applicable to all named executive officers comprising two components, the corporate cash bonus plan and the long term incentive plan.  The target amount to be paid pursuant to the corporate cash bonus plan to an executive is a percentage of such executive’s salary generally ranging from 0% to 50% based upon achievement of certain EBITDA targets, subject to approval of and adjustment by the Company’s Compensation Committee.  The long term incentive component of the 2014 Plan provides for bonuses to be paid as a percentage of such employee’s salary generally ranging from 0% to 30% for Mr. Garrett and 0% to 15% for Mr. McKenna, to be paid in restricted shares or options, at the discretion of the Company’s Compensation Committee.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.     Description

99.1	Press Release (filed herewith).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2013, as filed with the Securities and Exchange Commission, for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2014	By:	FORWARD INDUSTRIES, INC. /s/ James O. McKenna
		Name:	James O. McKenna
		Title:	Chief Financial Officer